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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 10, 2000


                      Vanderbilt Mortgage and Finance, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Tennessee
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         (State or other jurisdiction of incorporation or organization)


     333-75405-07                                           62-0997810
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(Commission File Number)                       (IRS Employer Identification No.)


                      Vanderbilt Mortgage and Finance, Inc.
                      500 Alcoa Trail
                      Maryville, TN  37804
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              (Address of principal executive offices and zip code)


        Registrant's telephone number, including area code: 865-380-3000


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          (Former name or former address, if changed since last report)



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Item 5.    Other Events

           For each of the following Remittance Dates of October 10, 2000 and September 7, 2000, The Chase Manhattan Bank, as Trustee, made the monthly distributions to the holders of the Vanderbilt Mortgage and Finance, Inc. Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2000C.

Item 7.    Financial Statements and Exhibits

           (c) Exhibits.

               The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

         Exhibit No.          Description                                Page
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            20                Monthly Reports delivered by                3
                              the Trustee to Certificateholders
                              in connection with the distributions
                              on the Remittance Dates specified
                              in Item 5 above.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VANDERBILT MORTGAGE AND FINANCE, INC.,
                                    as Servicer

                                    By:       /s/ David R. Jordan
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                                    Name:     David R. Jordan
                                    Title:    Secretary

Dated: October 10, 2000